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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 10, 2001



                        SECURITY FINANCIAL BANCORP, INC.
                        --------------------------------
             (Exact name of Registrant as specified in its Charter)

     Delaware                       0-27951                 35-2085053
-------------------                 -------                 ----------
(State or other               (Commission File Number)      (IRS Employer
jurisdiction of                                             Identification No.)
incorporation)



9321 Wicker Avenue, St. John, Indiana                       46373
-------------------------------------                       -----
(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:  (219) 365-4344
                                                     --------------






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ITEM 5.  OTHER EVENTS.
         ------------

      Security Financial Bancorp, Inc. ("Security Financial") announced on October 11, 2001 that the Court of Chancery of the State of Delaware had approved a Stipulation between the parties in the case PL Capital LLC et al. v.
                                                       ------------------------
Bonaventura et al., Civil Action No. 19068 regarding the adjournment of Security
------------------
Financial's 2001 Annual Meeting of Stockholders.

      A copy of Security Financial's press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
         ---------------------------------------

      Exhibit 99.1  Press Release dated October 11, 2001.





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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SECURITY FINANCIAL BANCORP, INC.




Date: October 12, 2001              By:  /s/ John P. Hyland
                                         -----------------------------------
                                         John P. Hyland
                                         President and Chief Executive Officer